Goodwill and Intangible Assets	6 Months Ended
Jun. 30, 2026
Intangible Asset, Goodwill and Other [Abstract]
Goodwill and Intangible Assets	Goodwill and Intangible Assets
Goodwill and Indefinite-Lived Intangible Assets
During the six months ended June 30, 2026, the carrying amount of goodwill changed as a result of the foreign currency adjustments.
There were no changes to the carrying amount of indefinite-lived intangible assets during the periods presented. As of both June 30, 2026 and December 31, 2025, the carrying amount of indefinite-lived intangible assets was $35,997.
Finite-Lived Intangible Assets
The components of finite-lived intangible assets are:

	June 30, 2026
	Gross Carrying Amount	Accumulated Amortization	Net Book Value	Weighted Average Remaining Useful Life (Years)
Patent and developed technology	$37,515	$(37,363)	$152	2.17

	December 31, 2025
	Gross Carrying Amount	Accumulated Amortization	Net Book Value	Weighted Average Remaining Useful Life (Years)
Patent and developed technology	$37,515	$(37,327)	$188	2.67
No impairments of finite-lived intangible assets were identified during the six months ended June 30, 2026 and 2025. The Company estimates that it has no significant residual value related to any of the intangible assets.
During the six months ended June 30, 2026 and 2025, intangible assets amortization expense was $26 and $2,063, respectively, related to continuing operations and was included in cost of revenue on the Company’s consolidated statements of operations.
The following table outlines the estimated future amortization expense related to the remaining finite-lived intangible assets:

Remainder of 2026	$35
2027	71
2028	46
Total	$152
Impairment Assessment
In the first half of 2026, the Company observed a continuation of reduced education technology customer demand throughout all of the key markets in which it operates, among other conditions, which led management to conclude that a triggering event had occurred as of June 30, 2026. As a result, the Company evaluated its finite‑lived long‑lived assets for recoverability and performed quantitative impairment assessments of its goodwill and indefinite‑lived intangible asset. The Company performed the following analyses:
(i) A recoverability test to compare the sum of the undiscounted cash flows expected to be generated from the use of the finite-lived long-lived asset group to its carrying amount. Based on this analysis, the Company concluded that the undiscounted cash flows exceeded the carrying amount of the asset group, and therefore the finite-lived long-lived assets were recoverable as of June 30, 2026.
(ii) A quantitative impairment analysis to estimate the fair value of the reporting unit using the income approach. The results of this analysis indicated that the estimated fair value of the reporting unit exceeds its carrying amount, which was negative, and therefore goodwill was not impaired as of June 30, 2026.
(iii) A quantitative impairment analysis of its indefinite-lived intangible asset as of June 30, 2026 using the relief-from-royalty method. Based on this analysis, the Company concluded that the estimated fair value exceeded the carrying amount, and therefore the indefinite-lived intangible asset was not impaired.
The Company's estimate of the fair value of its intangible assets is based on assumptions and estimates, including future forecasted revenues, that are subject to change. Due to unfavorable market conditions, the excess of estimated fair value over carrying amount did not substantially exceed the carrying amount and remained materially consistent with the prior December 31, 2025 analysis. Accordingly, relatively minor adverse changes in key assumptions could result in an impairment charge in future periods.